Post employment benefits	12 Months Ended
Jun. 30, 2021
Disclosure of defined benefit plans [abstract]
Post employment benefits
13. Post employment benefits

Accounting policies
The group’s principal pension funds are defined benefit plans. In addition, the group has defined contribution plans, unfunded post employment medical benefit liabilities and other unfunded defined benefit post employment liabilities. For post employment plans, other than defined contribution plans, the amount charged to operating profit is the cost of accruing pension benefits promised to employees over the year, plus any changes arising on benefits granted to members by the group during the year. Net finance charges comprise the net deficit/asset on the plans at the beginning of the year, adjusted for cash flows in the year, multiplied by the discount rate for plan liabilities. The differences between the fair value of the plans’ assets and the present value of the plans’ liabilities are disclosed as an asset or liability on the consolidated balance sheet. Any differences due to changes in assumptions or experience are recognised in other comprehensive income. The amount of any pension fund asset recognised on the balance sheet is limited to any future refunds from the plan or the present value of reductions in future contributions to the plan.
Contributions payable by the group in respect of defined contribution plans are charged to operating profit as incurred.
Critical accounting estimates and judgements
Application of IAS 19 requires the exercise of estimate and judgement in relation to various assumptions.
Diageo determines the assumptions on a country by country basis in conjunction with its actuaries. Estimates are required in respect of uncertain future events including the life expectancy of members of the funds, salary and pension increases, future inflation rates, discount rates and employee and pensioner demographics. The application of different assumptions could have a significant effect on the amounts reflected in the income statement, other comprehensive income and the balance sheet. There may be interdependencies between the assumptions.
Where there is an accounting surplus on a defined benefit plan management judgement is necessary to determine whether the group can obtain a refund of the surplus by reducing future contributions to the plan.
(a) Post employment benefit plans
The group operates a number of pension plans throughout the world, devised in accordance with local conditions and practices. Our most significant plans are defined benefit plans and are funded by payments to separately administered trusts or insurance companies. The group also operates a number of plans that are generally unfunded, primarily in the United States, which provide to employees post employment medical benefits.
The principal plans are in the United Kingdom, Ireland and the United States where benefits are based on employees’ length of service and salary at retirement. All valuations were performed by independent actuaries using the projected unit credit method to determine pension costs.
The most recent funding valuations of the significant defined benefit plans were carried out as follows:

Principal plans	Date of valuation
United Kingdom(i)	1 April 2018
Ireland(ii)	31 December 2018
United States	1 January 2021
(i)    The triennial valuation of the Diageo Pension Scheme (the UK Scheme) as at 1 April 2021 is in progress and the results of this valuation are expected to be agreed by Diageo and the trustee later in calendar year 2021. The Diageo Pension Scheme (DPS) closed to new members in November 2005. Employees who have joined Diageo in the United Kingdom since the defined benefit scheme closed had been eligible to become members of the Diageo Lifestyle Plan (a cash balance defined benefit pension plan) until 1 January 2018. Since then, new employees have been eligible to become members of a Diageo administered defined contribution plan.
(ii)    The Irish scheme closed to new members in May 2013. Employees who have joined Diageo in Ireland since the defined benefit scheme closed have been eligible to become members of Diageo administered defined contribution plans.

The assets of the UK and Irish pension plans are held in separate trusts administered by trustees who are required to act in the best interests of the plans’ beneficiaries. For DPS, the trustee is Diageo Pension Trust Limited. As required by legislation, one-third of the directors of the Trust are nominated by the members of the DPS, member nominated directors are appointed from both the pensioner member community and the active member community. For the Irish Scheme Diageo Ireland makes four nominations and appoints three further candidates nominated by representative groupings.
The amounts charged to the consolidated income statement for the group’s defined benefit post employment plans and the consolidated statement of comprehensive income for the three years ended 30 June 2021 are as follows:

	2021 £ million	2020 £ million	2019 £ million
Current service cost and administrative expenses	(105)	(109)	(110)
Past service gains – ordinary activities	—	50	56
Past service losses – exceptional	(5)	—	(21)
Gains on curtailments and settlements	18	12	4
Charge to operating profit	(92)	(47)	(71)
Net finance gain in respect of post employment plans	5	9	7
Charge before taxation(i)	(87)	(38)	(64)
Actual returns less amounts included in finance income	(6)	774	438
Experience gains	80	34	113
Changes in financial assumptions	125	(754)	(514)
Changes in demographic assumptions	(183)	(14)	(6)
Other comprehensive income	16	40	31
Changes in the surplus restriction	—	(2)	2
Total other comprehensive income	16	38	33
(1) In the year ended 30 June 2021, the exceptional past service loss of £5 million is in respect of the equalisation of Guaranteed Minimum Pension (GMP) benefits for men and women. (2019 - £21 million). The year ended 30 June 2020 includes a past service gain of £47 million in respect of the Irish Scheme following communications to the deferred members in respect of changing their expectations of a full pension prior to reaching the age of 65 and to pensioners in respect of future pension increases. The year ended 30 June 2019 includes credits of £54 million in respect of changes made to future pension increases for members of the UK Scheme and changes to the principal Irish Scheme.
(i)     The (charge)/income before taxation in respect of the following countries is:

	2021 £ million	2020 £ million	2019 £ million
United Kingdom	(46)	(23)	(3)
Ireland	4	34	(13)
United States	(28)	(30)	(30)
Other	(17)	(19)	(18)
	(87)	(38)	(64)

In addition to the charge in respect of defined benefit post employment plans, contributions to the group’s defined contribution plans were £25 million (2020 – £24 million; 2019 – £19 million).
The movement in the net surplus for the two years ended 30 June 2021 is set out below:

	Plan assets £ million	Plan liabilities £ million	Net surplus £ million
At 30 June 2019	9,713	(9,498)	215
Exchange differences	65	(73)	(8)
Charge before taxation	198	(236)	(38)
Other comprehensive income/(loss)(i)	774	(734)	40
Contributions by the group	156	—	156
Employee contributions	5	(5)	—
Benefits paid	(489)	489	—
At 30 June 2020	10,422	(10,057)	365
Exchange differences	(214)	245	31
Charge before taxation(ii)	149	(236)	(87)
Other comprehensive income/(loss)(i)	(6)	22	16
Contributions by the group	122	—	122
Settlements paid(iii)	(169)	169	—
Employee contributions	4	(4)	—
Benefits paid	(416)	416	—
At 30 June 2021	9,892	(9,445)	447
(i)    Excludes surplus restriction.
(ii) Includes net settlement gain of £14 million.
(iii) Includes £151 million in respect of a settlement in the US Cash Balance plan.

The plan assets and liabilities by type of post employment benefit and country is as follows:

	2021		2020
	Plan assets £ million	Plan liabilities £ million	Plan assets £ million	Plan liabilities £ million
Pensions
United Kingdom	7,341	(6,580)	7,696	(6,831)
Ireland	1,826	(1,926)	1,810	(2,031)
United States	470	(373)	660	(578)
Other	186	(225)	183	(240)
Post employment medical	2	(262)	2	(288)
Other post employment	67	(79)	71	(89)
	9,892	(9,445)	10,422	(10,057)

The balance sheet analysis of the post employment plans is as follows:

	2021		2020
	Non- current assets(i) £ million	Non- current liabilities £ million	Non- current assets(i) £ million	Non- current liabilities £ million
Funded plans	1,018	(279)	1,111	(434)
Unfunded plans	—	(295)	—	(315)
	1,018	(574)	1,111	(749)
(i)    Includes surplus restriction of £3 million (2020 – £3 million).

The disclosures have been prepared in accordance with IFRIC 14. In particular, where the calculation for a plan results in a surplus, the recognised asset is limited to the present value of any available future refunds from the plan or reductions in future contributions to the plan, and any additional liabilities are recognised as required. The DPS at 30 June 2021 had a net surplus of £840 million (2020 – £934 million; 2019 – £906 million). This surplus has been recognised, with no provision made against it, as it is expected to be recoverable through a combination of a reduction in future cash contributions or ultimately via a cash refund when the last member’s obligations have been met.
(b) Principal risks and assumptions
The material post employment plans are not exposed to any unusual, entity specific or scheme specific risks but there are general risks:
Inflation – The majority of the plans’ obligations are linked to inflation. Higher inflation will lead to increased liabilities which is partially offset by the plans holding inflation linked gilts, swaps and caps against the level of inflationary increases.
Interest rate – The plan liabilities are determined using discount rates derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities though this will be partially offset by an increase in the value of the bonds held by the post employment plans.
Mortality – The majority of the obligations are to provide benefits for the life of the members and their partners, so any increase in life expectancy will result in an increase in the plans’ liabilities.
Asset returns – Assets held by the pension plans are invested in a diversified portfolio of equities, bonds and other assets. Volatility in asset values will lead to movements in the net deficit/surplus reported in the consolidated balance sheet for post employment plans which in addition will also impact the post employment expense in the consolidated income statement.
The following weighted average assumptions were used to determine the group’s deficit/surplus in the main post employment plans at 30 June in the relevant year. The assumptions used to calculate the charge/credit in the consolidated income statement for the year ending 30 June are based on the assumptions disclosed as at the previous 30 June.

	United Kingdom			Ireland			United States(i)
	2021%	2020%	2019%	2021%	2020%	2019%	2021%	2020%	2019%
Rate of general increase in salaries(ii)	3.4	3.2	3.6	3.0	2.6	2.3	—	—	—
Rate of increase to pensions in payment	3.1	3.0	3.2	1.7	1.4	1.5	—	—	—
Rate of increase to deferred pensions	2.5	2.1	2.2	1.6	1.2	1.3	—	—	—
Discount rate for plan liabilities	1.9	1.5	2.3	1.0	1.2	1.2	2.7	2.6	3.4
Inflation – CPI	2.5	2.1	2.2	1.6	1.2	1.3	2.3	1.4	1.7
Inflation - RPI	3.0	2.8	3.2	—	—	—	—	—	—
(i)    The salary increase assumption in the United States is not a significant assumption as only a minimal amount of members’ pension entitlement is dependent on a member’s projected final salary.
(ii)    The salary increase assumptions include an allowance for age related promotional salary increases.

For the principal UK and Irish pension funds, the table below illustrates the expected age at death of an average worker who retires currently at the age of 65, and one who is currently aged 45 and subsequently retires at the age of 65:

	United Kingdom(i)			Ireland(ii)			United States
	2021 Age	2020 Age	2019 Age	2021 Age	2020 Age	2019 Age	2021 Age	2020 Age	2019 Age
Retiring currently at age 65
Male	87.2	86.4	86.2	86.9	86.6	86.5	85.4	85.6	85.7
Female	88.7	88.7	88.5	89.3	89.3	89.2	87.1	87.3	87.7
Currently aged 45, retiring at age 65
Male	88.6	88.5	88.3	88.6	89.6	89.5	86.9	87.2	87.3
Female	90.8	90.8	90.6	91.1	92.3	92.2	88.5	88.9	89.3
(i)    Based on the CMI’s S3 mortality tables with scaling factors based on the experience of the plan and where people live, with suitable future improvements.
(ii)    Based on the ‘00’ series of mortality tables with scaling factors based on the experience of the plan and with suitable future improvements.
For the significant assumptions, the following sensitivity analyses estimate the potential impacts on the consolidated income statement for the year ended 30 June 2022 and on the plan liabilities at 30 June 2021:

	United Kingdom			Ireland			United States and other
Benefit/(cost)	Operating profit £ million	Profit after taxation £ million	Plan liabilities(i) £ million	Operating profit £ million	Profit after taxation £ million	Plan liabilities(i) £ million	Operating profit £ million	Profit after taxation £ million	Plan liabilities(i) £ million
Effect of 0.5% increase in discount rate	5	18	532	2	3	159	1	2	26
Effect of 0.5% decrease in discount rate	(5)	(15)	(611)	(2)	(3)	(183)	(1)	(2)	(29)
Effect of 0.5% increase in inflation	(4)	(11)	(466)	(1)	(2)	(109)	(1)	(1)	(12)
Effect of 0.5% decrease in inflation	5	10	351	1	2	131	1	1	12
Effect of one year increase in life expectancy	(1)	(5)	(279)	—	(1)	(87)	—	(1)	(19)

(i)    The estimated effect on the liabilities excludes the impact of any interest rate and inflation swaps held by the pension plans.
(1)    The sensitivity analyses above have been determined based on reasonably possible changes of the respective assumptions and may not be representative of the actual change. Each sensitivity is calculated on a change in the key assumption while holding all other assumptions constant. The sensitivity to inflation includes the impact on all inflation linked assumptions (e.g. pension increases and salary increases where appropriate).

(c) Investment and hedging strategy
The investment strategy for the group’s funded post employment plans is determined locally by the trustees of the plan and/or Diageo, as appropriate, and takes account of the relevant statutory requirements. The objective of the investment strategy is to achieve a target rate of return in excess of the movement on the liabilities, whilst taking an acceptable level of investment risk relative to the liabilities. This objective is implemented by using the funds of the plans to invest in a variety of asset classes that are expected over the long-term to deliver a target rate of return. The majority of the investment strategies have significant amounts allocated to equities, with the intention that this will result in the ongoing cost to the group of the post employment plans being lower over the long-term, within acceptable boundaries of risk. Significant amounts are invested in bonds in order to provide a natural hedge against movements in the liabilities of the plans. At 30 June 2021, approximately 86% and 90% (2020 – 82% and 90%) of the UK Scheme’s liabilities measured on the Trustee's funding basis were hedged against future movements in gilt based interest rates and RPI inflation, respectively, through the combined effect of bonds and swaps. At 30 June 2021, approximately 62% and 76% (2020 – 48% and 70%) of the Irish Scheme’s liabilities measured on the Trustee's funding basis were hedged against future movements in euro government bond based interest rates and euro inflation, respectively, through the combined effect of bonds and swaps.
The discount rates used are based on the yields of high-quality fixed income investments. For the UK plans, which represent approximately 70% of total plan liabilities, the discount rate is determined by reference to the yield curves of AA-rated corporate bonds for which the timing and amount of cash outflows are similar to those of the plans. A similar process is used to determine the discount rates used for the non-UK plans.
An analysis of the fair value of the plan assets is as follows:

	2021				2020
	United Kingdom £ million	Ireland £ million	United States and other £ million	Total £ million	United Kingdom £ million	Ireland £ million	United States and other £ million	Total £ million
Equities
Quoted	—	308	158	466	1	315	255	571
Unquoted and private equity	604	—	18	622	501	1	21	523
Bonds
Fixed-interest government	147	81	51	279	114	124	50	288
Inflation-linked government	—	239	—	239	—	247	—	247
Investment grade corporate	512	355	391	1,258	507	306	467	1,280
Non-investment grade	151	117	12	280	137	77	17	231
Loan securities	1,789	279	—	2,068	1,697	328	—	2,025
Repurchase agreements	3,608	—	—	3,608	4,809	—	—	4,809
Liability driven investment (LDI)	212	66	—	278	222	64	—	286
Property - unquoted	685	72	1	758	620	85	1	706
Hedge funds	101	139	4	244	92	134	4	230
Interest rate and inflation swaps	(994)	108	—	(886)	(1,048)	66	—	(982)
Cash and other	526	62	90	678	44	63	101	208
Total bid value of assets	7,341	1,826	725	9,892	7,696	1,810	916	10,422
(1)    The asset classes include some cash holdings that are temporary. This cash is likely to be invested imminently and so has been included in the asset class where it is anticipated to be invested in the long-term.

Total cash contributions by the group to all post employment plans in the year ending 30 June 2022 are estimated to be approximately £120 million.

(d) Deficit funding arrangements
UK plans
In the year ended 30 June 2011 the group established a Pension Funding Partnership (PFP) in respect of the UK Scheme. Whisky inventory was transferred into the partnership but the group retains control over the partnership which at 30 June 2021 held inventory with a book value of £564 million (2020 – £586 million). The partnership is fully consolidated in the group financial statements. The UK Scheme has a limited interest in the partnership and, as a partner, is entitled to a distribution from the profits of the partnership. Following the finalisation of the trustee valuation at 1 April 2018 the PFP was amended and the contribution to the DPS in the year ended 30 June 2021 was nil (2020 – £11 million). The arrangement is expected to cease in 2030, and contributions to the UK scheme in any year will be dependent on the funding position of the UK scheme at the previous 31 March.
In 2030 the group will be required, dependent upon the funding position of the UK Scheme at that time, to pay an amount not greater than the actuarial deficit at that time, up to a maximum of £430 million in cash, to purchase the UK Scheme’s interest in the partnership. If the UK Scheme is in surplus at an actuarial triennial valuation excluding the value of the PFP, then the group can exit the PFP with the agreement of the trustees.

Irish plans
The group has agreed a deficit funding arrangement with the trustees of the Irish Scheme under which it contributes to the Irish Scheme €23 million (£20 million) per annum until the year ending 30 June 2028. The agreement also provides for additional cash contributions up to €106 million (£91 million) if the deficit is not reduced at each triennial valuation in line with agreed deficit targets up to 2027. As part of this funding plan, Diageo has also granted to the Irish Scheme a contingent asset comprising mortgages over certain land and buildings and fixed and floating charges over certain receivables of the group up to a value of €200 million (£171 million) or the amount of the deficit at each triennial valuation if less. The 31 December 2018 triennial actuarial valuation did not result in any additional funding requirement.

(e) Timing of benefit payments
The following table provides information on the timing of the benefit payments and the average duration of the defined benefit obligations and the distribution of the timing of benefit payments:

	United Kingdom		Ireland		United States
	2021 £ million	2020 £ million	2021 £ million	2020 £ million	2021 £ million	2020 £ million
Maturity analysis of benefits expected to be paid
Within one year	288	346	84	76	52	56
Between 1 to 5 years	1,112	1,202	338	364	145	202
Between 6 to 15 years	2,606	2,556	656	691	247	357
Between 16 to 25 years	2,314	2,083	588	627	145	196
Beyond 25 years	2,840	2,648	746	918	138	173
Total	9,160	8,835	2,412	2,676	727	984
	years	years	years	years	years	years
Average duration of the defined benefit obligation	18	18	18	18	11	11

The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including inflation. They are disclosed undiscounted and therefore appear large relative to the discounted value of the plan liabilities recognised in the consolidated balance sheet. They are in respect of benefits that have accrued at the balance sheet date and make no allowance for any benefits accrued subsequently.

(f) Related party disclosures
Information on transactions between the group and its pension plans is given in note 20.